UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1. Reports to Stockholders.

Annual Report September 30, 2020

Poplar Forest Funds

Poplar Forest Partners Fund
Class A (PFPFX)
Class I (IPFPX)

Poplar Forest Cornerstone Fund
Class A (PFCFX)
Class I (IPFCX)

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex and may apply to all funds held through your financial intermediary.

POPLAR FOREST FUNDS

TABLE OF CONTENTS

Performance	1
Letter to Partner	2
Sector Allocation of Portfolio Assets	11
Expense Example	13
Investment Highlights	15
Schedules of Investments	18
Statements of Assets and Liabilities	25
Statements of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	29
Notes to Financial Statements	33
Report of Independent Registered Public Accounting Firm	44
Notice to Shareholders	46
Information about Trustees and Officers	47
Householding	51
Privacy Notice	52

POPLAR FOREST FUNDS

Performance of each fund class for the 1-, 3-, 5-, 10-year, and since inception periods as of September 30, 2020 is as follows:

*	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. **Returns for periods greater than 1 year have been annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges which would reduce performance.

The Partners Fund expense ratio is 1.25% net and 1.36% gross for the Class A shares and 1.00% net and 1.11% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Cornerstone Fund expense ratio is 1.16% net and 1.90% gross for the Class A shares and 0.91% net and 1.65% gross for the Institutional Class shares, as of the Fund’s most recently filed registration statement. The Adviser has contractually agreed to the fee waiver through at least January 27, 2021.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

Portfolio Manager Commentary

Dear Partner,

Before August of this year, I’d never heard of Bryce Hall. I now know that he’s a social media star with 13.5 million TikTok fans. Bryce is making enough money from his 15 second videos and YouTube posts to live with friends in a Hollywood Hills mansion. When LA’s bar scene was closed due to COVID, this 21-year-old entrepreneur turned his house into a renegade night club. Police were summoned, warnings were given, citations were issued, and ultimately the authorities shut off the power and water to end the partying.

Kids have been throwing parties as long as parents have been going away for weekends. As a parent, I once returned home earlier than promised to find a raging shindig at our house. Suffice it to say, I sent everyone packing before things got too out of hand. That’s the adults’ job: to shut down the party before anyone gets hurt. Historically, the Federal Reserve has played that role for investors. William McChesney Martin was the ninth and longest serving Fed Chair (1951-1970) under presidents of both parties. As he famously said, “The Federal Reserve… is in the position of the chaperone who has ordered the punch bowl removed just when the party was really warming up.”

Today on Wall Street, the “cool kids” (the new Nifty Fifty – all COVID Winners) have been enjoying a blowout bash. Elon Musk, Jeff Bezos and Reed Hastings are in attendance as are the heads of Mastercard, Nvidia and Peloton, among others. They’re toasting the success their businesses have had as we all sheltered at home. Congress also got an invite. And why not? Members of Congress are like rich kids with their parents’ credit cards; they keep buying everyone drinks while assuming that someone else will pay the tab later. Current Federal Reserve Chair Jerome Powell is there too, but not as a chaperone – he’s offering everyone free shots of Patron! The Fed has decided that the United States needs higher prices so they’re going to keep interest rates artificially low until the Fed’s preferred measure of inflation (core PCE) averages at least 2% over some undefined (but long) period of time. The Fed’s current thinking is that rates will stay low until well into 2023.

The partygoers don’t seem worried about tomorrow’s hangover. It’s as if they are following the words of former Citigroup CEO Chuck Prince, who said in 2007: “When the music stops, in terms of liquidity, things will be complicated. But as long as the music is playing, you’ve got to get up and dance.” Staying on the dance floor with bank stocks in 2007 turned out to be ill-advised. Today’s investors continue to treat financial service companies as untrustworthy drunks, even though they’ve cleaned up their acts.  Time will tell if the current market darlings suffer the same fate, but I don’t like their odds given their elevated valuations.

Low Interest Rates Can’t Solve Every Problem

While investors seem to be increasingly addicted to free money, I’m becoming ever more worried about the unintended long-term consequences of low rates, especially given the Fed’s new ultra-dovish policy targeting higher inflation. As former Fed Chair Martin also said: “What’s good for the United States is good for the New York Stock Exchange. But what’s good for the New York Stock Exchange might not be good for the United States.”

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

The biggest issue facing the U.S. economy today is health related, and low interest rates simply can’t cure COVID. In fact, seniors, those most at risk for COVID, are likely to have bonds as a large part of their investment portfolio. It seems morally reprehensible to me to penalize those who have prudently saved for retirement and who have a fixed income allocation befitting their age. Other constituents that the Fed is turning into losers are big fixed income investors like pension plans, life insurers, and foreign governments with healthy balance sheets.

In the last decade, inflation, as measured by core CPI, averaged 1.9%, while core PCE (an index of personal consumption expenditures favored by the Fed) averaged just 1.65%. While some would think the last decade’s experience is consistent with the Fed’s mandate for stable prices, the Fed isn’t satisfied – it wants 2% PCE! However, with the interest rates being held at artificially low levels – 0.0% on cash and 0.7% on 10-year Treasury bonds as of 9/30/20 – the 2% inflation targeted by the Fed would materially erode cash and bond holders’ purchasing power. For example, with 2% inflation, what costs $10,000 today will cost $12,190 a decade hence. Meanwhile, a 10-year Treasury bond yielding 0.7% will be worth just $10,722. In terms of standard of living, the fixed income investor who buys 10-year Treasury bonds could easily lose 12% of the value of his or her money. Keeping money in cash will be even worse. In effect, the Federal Reserve’s easy money policies are confiscating the wealth of savers while subsidizing borrowers. I think this is bad public policy.

Perhaps the biggest beneficiary of this stealth wealth confiscation is the Federal Government. For the coming year, the Federal deficit is projected at $3.3 TRILLION – more than 15% of GDP. (And that assumes Congress doesn’t add to the tab. Republicans “only” want to spend an extra $1.6 trillion while the Democrats are demanding another $2.2 trillion.) This deficit adds to decades of spending in excess of revenues which should soon push total Federal Government debt past $27 trillion. If I owed $27 trillion, I would want interest rates to be as low as possible too! Just think: for every 1% increase in interest rates, the cost of financing our debt goes up by $270 billion a year – that’s over 1% of GDP.

In the decade before the Great Financial Crisis, 10-year Treasury bonds yielded 2.5% more than inflation. Over the last decade, the premium has been more like 0.5%. Today, yields are well below inflation. If price increases reach 2% a year, and bond yields return to a more normal premium relative to inflation, then we could be looking at 2.5% to 4.5% yields on 10-year Treasury bonds as compared to 0.7% today. The Government could be looking at substantially higher interest costs in coming years and I’m not sure how we’ll pay for it beyond borrowing more money still. Presumably, the debt mountain can easily keep growing as long as bond buyers are willing to lose purchasing power every year; can we really count on that to continue forever?

In the run-up to the financial crisis, many of the leading mortgage finance companies offered subprime borrowers adjustable rate mortgages with artificially low initial interest rates. Home buyers who could cover the first few months of payments ran into problems when those teaser rates escalated. Lenders were less concerned about repayment because they believed the homes would hold their value even if the borrowers defaulted. This time around, it feels like the Federal Reserve is playing the role of Countrywide and Fannie Mae. The Treasury keeps borrowing more and more to plug the deficit and financing it at artificially low rates. Implicitly, those who are lending

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

to the Government (by buying Treasury bonds – or bonds with tight spreads relative to Treasuries) are saying they do not believe that inflation will be a problem during their investment time horizon.

As long as everyone keeps drinking the “no-inflation in my lifetime” Everclear-spiked Kool-Aid, things will be fine. However, if all the revelers head for the exits at the same time, we could have trouble. I suppose too few remember the bond market rout in 1994 when 10-year Treasury rates increased more than 2% in nine months.

Outlook – No One Knows How Long the Growth Stock Party Will Last

The current growth stock party on Wall Street may continue to rage for months or even years, but at some point, the bar tab will have to be paid. It seems most likely that payment will come in the form of much higher interest rates. Given this, an investor would seem to have two choices: 1) keep dancing because no one knows when the party’s going to end or 2) leave early, get a good night’s sleep and prepare for the morning after.

As a practical matter, Poplar Forest Capital never set foot on the growth stock dance floor; we’re still sitting home with all the other value investors who skipped the soirée.  We continue to be selective in evaluating new ideas and are seeking businesses with strong balance sheets, healthy free cash flow and opportunities for margin expansion. We’re also spending a fair bit of time researching companies with above average dividend yields, as I believe that may provide downside protection when the growth stock disco ends.

Get Your Tickets to ValueFest!

While growth stock performance has been particularly impressive in the last three years, the party really started in the aftermath of the Global Financial Crisis (“GFC”) in 2007-2008. The repercussions of the GFC were more than a decade of disappointingly slow economic growth and low inflation. In a slow growth context, it isn’t surprising that investors increasingly flocked to companies with exciting new technologies and innovative products. In addition, with exceedingly low inflation and interest rates, it became ever easier to justify fancy multiples for those companies. However, with numerous COVID vaccines in development, I think the stage is set for a handoff from growth to value. We started to see signs of this in early September and also in early November. Perhaps it was simply a visit from the cops with a request to turn down the music, but the growth darlings started to underperform.

With more than six months of experience under our belts, Americans’ ability to live with COVID continues to improve. With a vaccine expected by year end 2020, confidence in economic recovery should continue to build. With the economy doing better than forecast, banks’ credit costs have been benign. By as early as next spring, an increasingly vaccinated population should start returning to normal life and (especially if Congress provides additional fiscal stimulus to help bridge the gap) economic growth could be very robust. If that comes to pass, then investor conversations could quickly shift from the current talk of stimulus and low interest rates to accelerating economic expansion and increased inflation expectations.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

As we saw in 2013 and 2016, value stocks have historically done well in periods of accelerating economic growth.1  With global economies emerging from synchronized recessions of historic proportions, we should be able to enjoy several years of progress. We are already seeing evidence of this with strength in transportation and housing related stocks. Copper, long an indicator of expanding industrial demand, recently reached a new two-year high price. Our portfolio, with 24% in financial services and 12% in energy and materials, should be well positioned for a change in sentiment.

The value party will start small. I imagine a BBQ attended by the few stalwarts who never stopped believing that there can be beauty in unloved and out-of-favor companies and industries. Our menu will be built around tried and true processes for turning inexpensive ingredients into mouthwatering meals: the slow smoking of brisket, ribs and pulled pork (not to mention coleslaw, baked beans and a keg of ice cold beer.) Entrance to ValueFest shouldn’t be expensive – and if you’re reading this, you already have a ticket. Please, invite your friends! The current stock market “cool kids” won’t be coming to our party until much later, after they can see, in hindsight, the benefits of paying low prices relative to the fundamental value of businesses.

For most everyone I know, 2020 has been a year to forget – and although it’s not over yet; we will get through it. We are resilient. We’re only about a week into November, but suddenly, things are trending in a positive direction. The markets fared quite well in the days following presidential election results. Human ingenuity persevered, and today, Pfizer announced phase three success for a COVID-19 vaccine. The investment environment can change quickly, and I believe that the portfolios we’ve built at Poplar Forest are well positioned for the coming recovery.

J. Dale Harvey
Founder, CIO and Portfolio Manager
November 9, 2020

_______________

[1]	In 2013 and 2016, the Russell 1000 Value Index return was 32.53% and 17.34%, respectively.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

Partners Fund Portfolio Review

The Partners Fund Institutional Class shares produced a return of -14.03% while Class A shares (no load) produced an -14.27% return for the fiscal year ended September 30, 2020.  This compared to a return of 15.15% for the S&P 500 Index (“S&P 500”) and -5.03% for the Russell 1000 Value Index.

Relative to the S&P 500, the Fund benefitted at the sector level from its underweight in Industrials, Utilities and Real Estate and it’s overweight in Materials and Healthcare. Conversely, the Fund’s underweight position in Information Technology and its overweight position in Financials and Energy negatively impacted performance.

At the security level, the Fund’s largest detractors from overall performance were Carnival, American International Group, Lincoln National, Devon Energy and Noble Energy. Offsetting this was positive contribution from top contributors Conagra Brands, Eli Lilly, Kroger, Qualcomm and Stanley Black & Decker.

Market Outlook and Current Economic Recovery

We are still feeling the effects of the pandemic-induced recession, but the U.S. economy appears to be in recovery mode. The pace of the recovery has been quicker than many anticipated, with several positive economic indicators. For example, transportation and housing related stocks are up and the price of copper, a strong indicator of industrial demand, is at a two-year high.

However, a lot of uncertainty remains. Many areas of the economy are waiting to see how a COVID-19 vaccine may effect normal business operations, and the extent of an additional Congressional stimulus package remains to be seen. The timeframe for a resolution of these unknowns could inject more volatility into an already fragile economic environment.

As for the stock market, many companies are still subject to pandemic-related pressures. While many people continue to spend most of their work and leisure time at home, certain business segments have benefitted, such as large grocery chains and essential food retailers, home furnishing and improvement companies, video-conferencing services and home exercise equipment. With the eventual distribution of a vaccine, we expect there may be a shift in opportunity as demand unrelated to stay-at-home orders returns to companies that have been negatively impacted.

We Continue to Focus on Fundamentals

The pandemic has not changed our emphasis on out-of-favor companies with strong fundamentals and the potential to improve earnings. When considering a company for investment in our portfolio, free cash flow and strong balance sheets are critical factors. Two examples of portfolio companies that have demonstrated healthy free cash flow are Reliance Steel and Conagra Brands. During this recession, Reliance Steel & Aluminum Co., a non-residential metals service provider, has been generating excess free cash flow by slowing down purchasing and driving down inventories. Conagra Brands, a packaged foods company, has benefited from an increase in sales during the pandemic and is expected to generate attractive levels of free cash flow ahead of schedule.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

Financial Services Companies and the Impact of Federal Reserve Interest Rate Policy

Financials made up approximately 24% of the Fund’s portfolio as of September 30, 2020. Financial services companies are impacted by two factors: interest rates and credit costs. Within the Financials sector, banks, including some of those held in the Fund, have been negatively affected by the Fed’s low interest rate policy and its negative impact on net interest margin. The Fed’s stated goal is to drive inflation higher, and, if successful, long-term rates should increase which, in turn, would benefit the bottom line for many banks.

On the other hand, credit has been less of a concern after stimulus efforts earlier in the year. During the outset of the pandemic, many companies were criticized for not having enough credit reserves as a buffer against the economic downturn. One example of a company that recently benefited was Ally Financial. Several months ago, Ally had a significant number of loans on deferment plans; now 86% of those loans are current.

Dispersion Between Value and Growth Stocks

Despite, the already high price-to-earnings ratios of growth stocks, they continue to get more expensive. This growth momentum continues to drive the broader market, and as a result, the relative discount of value stocks continues to increase. At present, the valuation discount between the Russell 1000 Value Index and Russell 1000 Growth Index is the widest it has been in 20 years2.

We believe the Fund presents a compelling value opportunity with a price-to-earnings ratio of 11x relative to the S&P 500’s P/E of 22x and the Russell 1000 Value’s P/E of 17x as of September 30, 2020. At this level, the portfolio trades at a discount of 52% and 37%, respectively. The Fund is comprised of high-quality companies with strong fundamentals and healthy balance sheets that we believe have the potential to improve earnings through margin expansion or revenue growth.

Cornerstone Fund Portfolio Review

The Cornerstone Fund Institutional Class shares produced a -6.89% return and the Class A shares (no load) produced a -7.15% return. This compares to a 12.50% return for a 60/40 blend of the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index for the fiscal year ended September 30, 2020.

At the security level, the Fund benefitted from top contributing equity investments Kroger, Eli Lilly, AmerisourceBergen, Conagra Brands and Stanley Black & Decker. The top detracting equity investments were Carnival, Lincoln National, American International Group, Noble Energy and DXC Technology.

While the overlap between the equities owned in the Cornerstone and Partners Funds is high, the Cornerstone Fund remains far more defensive with roughly 6% in cash and equivalents and roughly 24% in fixed income investments. Normally, we expect the Fund to hold between 25% and 50% in fixed income securities.

_______________

[2]
Valuation discount based on an average of price/sales ratio, price/cash flow ratio and price to earnings ratio during the timeframe from November 30, 1998 to May 31, 2020. Source: FactSet, MSCI, Russell Investments and AllianceBernstein, https://www.alliancebernstein.com/library/Rediscovering-the-Potential-of-Downtrodden-Value-Stocks.htm

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for approximately 65%-70% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 51% of our fixed income portfolio is invested in Inflation Protected Treasury bonds (TIPs). Considering the current interest rate environment, we are positioning the portfolio for an increase in income produced by TIPs once inflation rises.

As we look ahead, we believe our portfolio is well positioned to generate solid inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Disclosures

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise. Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees. The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Earnings growth is not a measure of a Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

The Partners Fund top ten holdings and weightings as of 9/30/20 are as follows:

Advance Auto Parts	5.79
AmerisourceBergen	5.02
CVS Health	4.52
International Business Machines	4.47
Merck	4.43
E*TRADE Financial	4.19
Equitable Holdings	4.11
AT&T	4.09
Nucor	4.07
American International Group	3.97

The Cornerstone Fund top ten equity holdings and weightings as of 9/30/20 are as follows:

AmerisourceBergen	3.51
Advance Auto Parts	3.46
Merck	3.15
International Business Machines	3.12
CVS Health	3.10
Equitable Holdings	3.06
Nucor	2.86
Wells Fargo	2.81
AT&T	2.77
E*TRADE Financial	2.77

The S&P 500® Index: is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index: measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index: is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Blended index: (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).

The Consumer Price Index (CPI): is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.

Russell 1000® Growth Index: Measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged.

It is not possible to invest directly in an index.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

Earnings Per Share (EPS): is the net income of a company divided by the total number of shares it has outstanding.

Free Cash Flow (cash flow): is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Price /Cash Flow Ratio (P/CF): A stock valuation measure calculated by dividing a firm’s cash flow per share into the current stock price. Financial analysts often prefer to value stocks using cash flow rather than earnings because the latter is more easily manipulated.

Price/Earnings (P/E) Ratio: is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Price/Sales Ratio: This ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/20 - 9/30/20).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2020 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/20	9/30/20	4/1/20 – 9/30/20	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,221.00	$6.94	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,223.10	$5.56	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/20	9/30/20	4/1/20 – 9/30/20	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,171.30	$6.24	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,172.60	$4.89	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 366 days to reflect the one-half year expense.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $100,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs
the S&P 500® Index and the Russell 1000® Value Index

Average Annual Total Return:	1 Year	5 Year	10 Year
Poplar Forest Partners Fund –
Institutional Class Shares	-14.03%	2.48%	7.00%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	-18.55%	1.18%	6.18%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	-14.27%	2.22%	6.73%
S&P 500® Index	15.15%	14.15%	13.74%
Russell 1000® Value Index	-5.03%	7.66%	9.95%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value Index is an index of approximately 1,000 of the largest companies in the U.S. equity markets, and is a subset of the Russell 3000® Index.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of $100,000 investment in the
Poplar Forest Cornerstone Fund – Institutional Class Shares vs.
the S&P 500® Index, the Bloomberg Barclays U.S. Aggregate Bond Index,
the Blended Index and the Consumer Price Index +3%

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Cornerstone Fund –
Institutional Class Shares	-6.89%	3.71%	1.90%
Poplar Forest Cornerstone Fund –
Class A Shares (with sales load)	-11.78%	2.41%	0.75%
Poplar Forest Cornerstone Fund –
Class A Shares (without sales load)	-7.15%	3.47%	1.65%
S&P 500® Index	15.15%	14.15%	11.14%
Bloomberg Barclays U.S. Aggregate Bond Index	6.98%	4.18%	3.83%
60% S&P 500®/ 40% U.S. Aggregate Bond Index	12.50%	10.37%	8.46%
Consumer Price Index +3%	4.59%	4.90%	4.89%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable market, including Treasuries, government related and corporate securities.

The blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CP +3% is a measure defined as an objective in the Fund's prospectus.

[1]	The Fund commenced operations on December 31, 2014.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS – 95.1%	Value
	Banks – 5.7%
150,000	Bank of America Corp.	$3,613,500
351,500	Wells Fargo & Co.	8,263,765
		11,877,265
	Capital Markets – 4.2%
175,500	E*TRADE Financial Corp.	8,783,775

	Consumer Finance – 3.6%
301,000	Ally Financial, Inc.	7,546,070

	Diversified Financial Services – 4.1%
472,000	Equitable Holdings, Inc.	8,609,280

	Diversified Telecommunication Services – 7.4%
300,500	AT&T, Inc.	8,567,255
675,000	CenturyLink, Inc.	6,810,750
		15,378,005
	Energy Equipment & Services – 2.4%
379,000	Baker Hughes, Inc.	5,036,910

	Food & Staples Retailing – 11.3%
162,000	CVS Health Corp.	9,460,800
189,500	Kroger Co.	6,425,945
124,000	Sysco Corp.	7,715,280
		23,602,025
	Food Products – 2.9%
171,500	Conagra Brands, Inc.	6,124,265

	Health Care Providers & Services – 5.0%
108,500	AmerisourceBergen Corp.	10,515,820

	Household Durables – 3.4%
408,000	Newell Brands, Inc.	7,001,280

	Insurance – 6.0%
302,000	American International Group, Inc.	8,314,060
138,000	Lincoln National Corp.	4,323,540
		12,637,600
	IT Services – 6.5%
234,000	DXC Technology Co.	4,176,900
77,000	International Business Machines Corp.	9,368,590
		13,545,490

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares		Value
	Machinery – 4.6%
792,000	CNH Industrial NV (a) (d)	$6,193,440
21,500	Stanley Black & Decker, Inc.	3,487,300
		9,680,740
	Media – 2.4%
181,500	ViacomCBS, Inc. – Class B (b)	5,083,815

	Metals & Mining – 6.1%
190,000	Nucor Corp.	8,523,400
41,500	Reliance Steel & Aluminum Co.	4,234,660
		12,758,060
	Oil, Gas & Consumable Fuels – 3.7%
382,500	Murphy Oil Corp.	3,411,900
516,500	Noble Energy, Inc.	4,416,075
		7,827,975
	Pharmaceuticals – 7.6%
44,500	Eli Lilly & Co.	6,586,890
112,000	Merck & Co., Inc.	9,290,400
		15,877,290
	Specialty Retail – 5.8%
79,000	Advance Auto Parts, Inc.	12,126,500

	Textiles, Apparel & Luxury Goods – 2.4%
324,000	Tapestry, Inc.	5,064,120
	TOTAL COMMON STOCKS
	(Cost $191,668,786)	199,076,285

	REIT – 2.1%
	Equity Real Estate Investment Trust (REIT) – 2.1%
380,000	Brixmor Property Group, Inc.	4,442,200
	TOTAL REIT
	(Cost $5,083,372)	4,442,200

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	MONEY MARKET FUND – 2.9%	Value
6,051,309	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.01% (c)	$6,051,309
	Total Money Market Fund
	(Cost $6,051,309)	6,051,309
	Total Investments in Securities
	(Cost $202,803,467) – 100.1%	209,569,794
	Liabilities in Excess of Other Assets – (0.1)%	(153,736)
	NET ASSETS – 100.0%	$209,416,058

REIT – Real Estate Investment Trust
(a)	U.S. traded security of foreign issuer.
(b)	Non-voting shares.
(c)	Rate shown is the 7-day annualized yield at September 30, 2020.
(d)	Non-income producing security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2020

Shares	COMMON STOCKS – 68.2%	Value
	Banks – 4.8%
6,800	Bank of America Corp.	$163,812
1,200	SVB Financial Group (a)	288,744
27,000	Wells Fargo & Co.	634,770
		1,087,326
	Capital Markets – 2.8%
12,500	E*TRADE Financial Corp.	625,625

	Communications Equipment – 0.7%
4,000	Cisco Systems, Inc.	157,560

	Consumer Finance – 2.6%
23,500	Ally Financial, Inc.	589,145

	Diversified Financial Services – 3.1%
38,000	Equitable Holdings, Inc.	693,120

	Diversified Telecommunication Services – 4.8%
22,000	AT&T, Inc.	627,220
46,400	CenturyLink, Inc.	468,176
		1,095,396
	Energy Equipment & Services – 1.6%
27,500	Baker Hughes, Inc.	365,475

	Food & Staples Retailing – 7.7%
12,000	CVS Health Corp.	700,800
13,900	Kroger Co.	471,349
9,300	Sysco Corp.	578,646
		1,750,795
	Food Products – 2.1%
13,000	Conagra Brands, Inc.	464,230

	Health Care Providers & Services – 4.3%
8,200	AmerisourceBergen Corp.	794,744
650	Anthem, Inc.	174,583
		969,327
	Household Durables – 2.3%
30,000	Newell Brands, Inc.	514,800

	Insurance – 4.2%
22,500	American International Group, Inc.	619,425
10,900	Lincoln National Corp.	341,497
		960,922

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares		Value
	IT Services – 4.5%
17,500	DXC Technology Co.	$312,375
5,800	International Business Machines Corp.	705,686
		1,018,061
	Machinery – 3.9%
66,500	CNH Industrial NV (a) (e)	520,030
2,200	Stanley Black & Decker, Inc.	356,840
		876,870
	Media – 1.9%
15,600	ViacomCBS, Inc. – Class B (d)	436,956

	Metals & Mining – 4.3%
14,400	Nucor Corp.	645,984
3,300	Reliance Steel & Aluminum Co.	336,732
		982,716
	Oil, Gas & Consumable Fuels – 2.8%
30,700	Murphy Oil Corp.	273,844
41,500	Noble Energy, Inc.	354,825
		628,669
	Pharmaceuticals – 4.6%
2,200	Eli Lilly & Co.	325,644
8,600	Merck & Co., Inc.	713,370
		1,039,014
	Specialty Retail – 3.5%
5,100	Advance Auto Parts, Inc.	782,850

	Textiles, Apparel & Luxury Goods – 1.7%
24,700	Tapestry, Inc.	386,061
	TOTAL COMMON STOCKS
	(Cost $15,919,270)	15,424,918

	REIT – 1.4%
	Equity Real Estate Investment Trust (REIT) – 1.4%
26,500	Brixmor Property Group, Inc.	309,785
	TOTAL REIT
	(Cost $371,398)	309,785

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Principal
Amount	CORPORATE BONDS – 12.0%	Value
	Banks – 3.3%
	Citizens Financial Group, Inc.
$700,000	3.75%, 7/1/24	$755,290

	Oil, Gas Services & Equipment – 2.7%
	Schlumberger Holdings Corp.
550,000	4.00%, 12/21/25 (c)	616,653

	Professional Services – 3.5%
	Equifax, Inc.
750,000	3.30%, 12/15/22	787,416

	Real Estate – 2.5%
	Brixmor Operating Partnership LP
550,000	3.25%, 9/15/23	569,999
	TOTAL CORPORATE BONDS
	(Cost $2,562,858)	2,729,358

	U.S. TREASURY NOTES – 12.3%
	U.S. Treasury Note TIPS
755,548	0.125%, 1/15/22	767,659
763,840	0.125%, 7/15/24	808,397
759,698	0.250%, 7/15/29	850,765
302,340	0.250%, 2/15/50	358,381
	TOTAL U.S. TREASURY NOTES
	(Cost $2,610,449)	2,785,202

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2020, Continued

Shares	MONEY MARKET FUNDS – 6.2%	Value
239,774	First American Treasury Obligations Fund –
	Class Z, 0.04% (b)	$239,774
1,158,095	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 0.01% (b)	1,158,095
	TOTAL MONEY MARKET FUNDS
	(Cost $1,397,869)	1,397,869
	Total Investments in Securities
	(Cost $22,861,844) – 100.1%	22,647,132
	Liabilities in Excess of Other Assets – (0.1)%	(23,557)
	NET ASSETS – 100.0%	$22,623,575

REIT – Real Estate Investment Trust
TIPS – Treasury Inflation Protected Securities
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield at September 30, 2020.
(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  As of September 30, 2020, the value of these investments was $616,653 or 2.7% of total net assets.

(d)	Non-voting shares.
(e)	U.S. traded security of a foreign issuer.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2020

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
ASSETS
Investments in securities, at value (identified cost
$202,803,467 and $22,861,844, respectively)	$209,569,794	$22,647,132
Receivables
Due from Adviser (Note 4)	—	2,224
Fund shares issued	96,177	—
Dividends and interest	208,153	37,729
Prepaid expenses	24,095	5,135
Total assets	209,898,219	22,692,220
LIABILITIES
Payables
Fund shares redeemed	220,458	15,000
Due to Adviser	135,005	—
12b-1 fees	11,268	344
Custody fees	5,973	1,327
Administration and fund accounting fees	36,316	17,740
Transfer agent fees and expenses	36,121	6,499
Audit fees	22,438	22,439
Chief Compliance Officer fee	2,050	2,051
Accrued expenses	12,532	3,245
Total liabilities	482,161	68,645
NET ASSETS	$209,416,058	$22,623,575
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$16,840,103	$540,108
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	471,782	23,795
Net asset value and redemption price per share	$35.69	$22.70
Maximum offering price per share (Net asset value
per share divided by 95.00%)	$37.57	$23.89
Institutional Class Shares
Net assets applicable to shares outstanding	$192,575,955	$22,083,467
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	5,387,389	970,479
Net asset value, offering and redemption price per share	$35.75	$22.76
COMPONENTS OF NET ASSETS
Paid-in capital	$200,978,547	$22,382,403
Total distributable earnings	8,437,511	241,172
Net assets	$209,416,058	$22,623,575

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2020

	Poplar Forest	Poplar Forest
	Partners Fund	Cornerstone Fund
INVESTMENT INCOME
Income
Dividends	$9,354,992	$541,217
Interest	144,869	156,140
Total Income	9,499,861	697,357
Expenses
Advisory fees (Note 4)	2,870,844	198,495
Administration and fund accounting fees (Note 4)	262,051	98,358
Transfer agent fees and expenses (Note 4)	154,359	36,789
Sub-transfer agent fees	59,505	1,009
12b-1 fees – Class A shares (Note 5)	54,376	1,379
Registration fees	37,054	24,269
Custody fees (Note 4)	32,561	6,757
Audit fees	22,547	22,548
Trustees fees and expenses	16,455	13,832
Printing and mailing expense	15,729	5,155
Chief Compliance Officer fee (Note 4)	12,030	12,030
Legal fees	7,745	7,708
Insurance expense	5,322	1,907
Interest expense (Note 7)	4,130	—
Miscellaneous	26,972	6,475
Total expenses	3,581,680	436,711
Less: Advisory fees waived (Note 4)	(541,745)	(212,025)
Net expenses	3,039,935	224,686
Net investment income	6,459,926	472,671
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investments	(1,642,063)	(414,322)
Net change in unrealized appreciation/(depreciation)
on investments	(51,871,595)	(1,945,718)
Net realized and unrealized loss on investments	(53,513,658)	(2,360,040)
Net Decrease in Net Assets
Resulting from Operations	$(47,053,732)	$(1,887,369)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$6,459,926	$7,987,535
Net realized loss from investments	(1,642,063)	(1,480,861)
Net change in unrealized appreciation/
(depreciation) on investments	(51,871,595)	(102,449,151)
Net decrease in net assets
resulting from operations	(47,053,732)	(95,942,477)
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(405,531)	(4,029,505)
Net dividends and distributions to shareholders –
Institutional Class Shares	(6,068,125)	(58,015,082)
Total dividends and distributions to shareholders	(6,473,656)	(62,044,587)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(128,784,596)	(199,983,681)
Total decrease in net assets	(182,311,984)	(357,970,745)
NET ASSETS
Beginning of year	391,728,042	749,698,787
End of year	$209,416,058	$391,728,042

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	21,332	$784,218	42,651	$1,759,959
Shares issued on reinvestments
of distributions	8,016	345,823	88,281	3,504,750
Shares redeemed	(252,959)	(9,602,219)	(350,115)	(14,527,898)
Net decrease	(223,611)	$(8,472,178)	(219,183)	$(9,263,189)

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,181,437	$42,102,878	2,287,984	$94,269,115
Shares issued on reinvestments
of distributions	111,995	4,828,120	1,003,789	39,840,396
Shares redeemed	(4,474,461)	(167,243,416)	(8,011,837)	(324,830,003)
Net decrease	(3,181,029)	$(120,312,418)	(4,720,064)	$(190,720,492)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$472,671	$470,014
Net realized gain/(loss) from investments	(414,322)	688,927
Net change in unrealized appreciation/
(depreciation) on investments	(1,945,718)	(2,726,295)
Net decrease in net assets
resulting from operations	(1,887,369)	(1,567,354)
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
Net dividends and distributions to shareholders –
Class A Shares	(25,515)	(27,096)
Net dividends and distributions to shareholders –
Institutional Class Shares	(1,217,092)	(1,326,381)
Total dividends and distributions to shareholders	(1,242,607)	(1,353,477)
CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from
net change in outstanding shares (a)	(1,567,148)	(1,455,848)
Total decrease in net assets	(4,697,124)	(4,376,679)
NET ASSETS
Beginning of year	27,320,699	31,697,378
End of year	$22,623,575	$27,320,699

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares issued on reinvestments
of distributions	1,016	$25,516	1,130	$27,096
Shares redeemed	—	—	(2,975)	(73,738)
Net increase/(decrease)	1,016	$25,516	(1,845)	$(46,642)

	Year Ended		Year Ended
	September 30, 2020		September 30, 2019
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	826	$19,416	13,861	$345,758
Shares issued on reinvestments
of distributions	45,173	1,134,299	52,036	1,247,309
Shares redeemed	(120,719)	(2,746,379)	(120,140)	(3,002,273)
Net decrease	(74,720)	$(1,592,664)	(54,243)	$(1,409,206)

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$42.22	$52.65	$50.88	$46.61	$38.76
Income from investment operations:
Net investment income^	0.74	0.58	0.39	0.67	0.35
Net realized and unrealized
gain/(loss) on investments	(6.65)	(6.50)	3.77	4.49	7.77
Total from investment operations	(5.91)	(5.92)	4.16	5.16	8.12
Less distributions:
From net investment income	(0.62)	(0.50)	(0.85)	(0.18)	(0.27)
From net realized
gain on investments	—	(4.01)	(1.54)	(0.71)	—
Total distributions	(0.62)	(4.51)	(2.39)	(0.89)	(0.27)
Net asset value, end of year	$35.69	$42.22	$52.65	$50.88	$46.61

Total return	-14.27%	-10.71%	8.45%	11.06%	21.05%

Ratios/supplemental data:
Net assets, end of year (thousands)	$16,840	$29,359	$48,157	$79,335	$193,598
Ratio of expenses
to average net assets:
Before fee waiver	1.43%	1.36%	1.28%	1.28%	1.29%
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	1.75%	1.25%	0.74%	1.33%	0.78%
After fee waiver	1.93%	1.36%	0.77%	1.36%	0.82%
Portfolio turnover rate	40.35%	30.72%	31.83%	31.07%	29.63%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$42.29	$52.79	$51.06	$46.84	$38.96
Income from investment operations:
Net investment income^	0.84	0.69	0.53	1.02	0.45
Net realized and unrealized
gain/(loss) on investments	(6.65)	(6.53)	3.77	4.30	7.81
Total from investment operations	(5.81)	(5.84)	4.30	5.32	8.26
Less distributions:
From net investment income	(0.73)	(0.65)	(1.03)	(0.39)	(0.38)
From net realized
gain on investments	—	(4.01)	(1.54)	(0.71)	—
Total distributions	(0.73)	(4.66)	(2.57)	(1.10)	(0.38)
Net asset value, end of year	$35.75	$42.29	$52.79	$51.06	$46.84

Total return	-14.03%	-10.49%	8.72%	11.35%	21.35%

Ratios/supplemental data:
Net assets, end of year (thousands)	$192,576	$362,369	$701,542	$692,564	$430,439
Ratio of expenses
to average net assets:
Before fee waiver	1.18%	1.11%	1.03%	1.03%	1.04%
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	2.00%	1.50%	1.02%	2.02%	1.03%
After fee waiver	2.18%	1.61%	1.05%	2.05%	1.07%
Portfolio turnover rate	40.35%	30.72%	31.83%	31.07%	29.63%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.54	$28.11	$26.62	$25.62	$23.17
Income from investment operations:
Net investment income^	0.39	0.35	0.26	0.40	0.22
Net realized and unrealized
gain/(loss) on investments	(2.11)	(1.79)	1.81	1.53	3.28
Total from investment operations	(1.72)	(1.44)	2.07	1.93	3.50
Less distributions:
From net investment income	(0.30)	(0.34)	(0.34)	(0.16)	(0.14)
From net realized
gain on investments	(0.82)	(0.79)	(0.24)	(0.77)	(0.91)
Total distributions	(1.12)	(1.13)	(0.58)	(0.93)	(1.05)
Net asset value, end of year	$22.70	$25.54	$28.11	$26.62	$25.62

Total return	-7.15%	-4.83%	7.90%	7.57%	15.62%

Ratios/supplemental data:
Net assets, end of year (thousands)	$540	$582	$692	$614	$410
Ratio of expenses
to average net assets:
Before fee waiver	2.01%	1.89%	1.74%	1.82%	2.29%
After fee waiver	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.80%	0.67%	0.36%	0.85%	(0.23%)
After fee waiver	1.66%	1.41%	0.95%	1.52%	0.91%
Portfolio turnover rate	39.97%	38.12%	29.88%	24.82%	24.54%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$25.58	$28.20	$26.70	$25.69	$23.21
Income from investment operations:
Net investment income^	0.45	0.42	0.33	0.47	0.28
Net realized and unrealized
gain/(loss) on investments	(2.11)	(1.83)	1.81	1.53	3.29
Total from investment operations	(1.66)	(1.41)	2.14	2.00	3.57
Less distributions:
From net investment income	(0.34)	(0.42)	(0.40)	(0.22)	(0.18)
From net realized
gain on investments	(0.82)	(0.79)	(0.24)	(0.77)	(0.91)
Total distributions	(1.16)	(1.21)	(0.64)	(0.99)	(1.09)
Net asset value, end of year	$22.76	$25.58	$28.20	$26.70	$25.69

Total return	-6.89%	-4.71%	8.15%	7.83%	15.95%

Ratios/supplemental data:
Net assets, end of year (thousands)	$22,084	$26,739	$31,005	$28,939	$22,287
Ratio of expenses
to average net assets:
Before fee waiver	1.76%	1.64%	1.49%	1.57%	1.97%
After fee waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waiver	1.05%	0.92%	0.61%	1.12%	0.09%
After fee waiver	1.91%	1.66%	1.20%	1.79%	1.16%
Portfolio turnover rate	39.97%	38.12%	29.88%	24.82%	24.54%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”), (each, a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.  The Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts on securities purchased are accreted over the life of their respective security.  Premiums on securities purchased are amortized to the earliest call date.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2020, there were no reclassifications between paid-in capital and total distributable earnings.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

F.
Accounting Pronouncement:  In March 2017, FASB issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continue to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management has assessed these changes for the year ended September 30, 2020 and concluded these changes do not have a material impact on the Funds’ financial statements.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of September 30, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  At the close of business on October 30, 2020, the Cornerstone Fund converted its Class A shares into Institutional Class shares.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2020:

Partners Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$20,461,820	$—	$—	$20,461,820
Consumer Discretionary	24,191,900	—	—	24,191,900
Consumer Staples	20,265,490	—	—	20,265,490
Energy	12,864,885	—	—	12,864,885
Financials	49,453,990	—	—	49,453,990
Health Care	35,853,910	—	—	35,853,910
Industrials	9,680,740	—	—	9,680,740
Information Technology	13,545,490	—	—	13,545,490
Materials	12,758,060	—	—	12,758,060
Total Common Stocks	199,076,285	—	—	199,076,285
REIT	4,442,200	—	—	4,442,200
Money Market Fund	6,051,309	—	—	6,051,309
Total Investments
in Securities	$209,569,794	$—	$—	$209,569,794

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,532,352	$—	$—	$1,532,352
Consumer Discretionary	1,683,711	—	—	1,683,711
Consumer Staples	1,514,225	—	—	1,514,225
Energy	994,144	—	—	994,144
Financials	3,956,138	—	—	3,956,138
Health Care	2,709,141	—	—	2,709,141
Industrials	876,870	—	—	876,870
Information Technology	1,175,621	—	—	1,175,621
Materials	982,716	—	—	982,716
Total Common Stocks	15,424,918	—	—	15,424,918
REIT	309,785	—	—	309,785
Fixed Income
Corporate Bonds	—	2,729,358	—	2,729,358
U.S. Government Agencies
and Instrumentalities	—	2,785,202	—	2,785,202
Total Fixed Income	—	5,514,560	—	5,514,560
Money Market Funds	1,397,869	—	—	1,397,869
Total Investments
in Securities	$17,132,572	$5,514,560	$—	$22,647,132

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Funds have adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”)  has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Poplar Forest Capital, LLC (the “Adviser”) provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion. For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the year ended September 30, 2020, the advisory fees incurred by the Funds are disclosed in the statement of operations.  Any amount due from the Adviser is paid monthly to the Funds.

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses (excluding acquired fund fees and expenses, interest, taxes,

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

Partners Fund	1.00%
Cornerstone Fund	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2020, the Adviser reduced its fees in the amount of $541,745 and $212,025 in the Partners Fund and the Cornerstone Fund, respectively.  No amounts were recouped by the Adviser.  The expense limitation will remain in effect through at least January 27, 2021, and may be terminated only by the Trust’s Board of Trustees.  The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2021	9/30/2022	9/30/2023	Total
Partners Fund	$216,243	$528,027	$541,745	$1,286,015
Cornerstone Fund	180,774	209,239	212,025	602,038

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  The Custodian is an affiliate of Fund Services.  Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2020, are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp.  As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp.  The Board of Trustees has approved a new distribution agreement to enable Quasar to continue serving as the Funds’ Distributor.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

The Funds have entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Funds. The agreements provide for periodic payments by the Funds to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent fees). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Funds during the year ended September 30, 2020 are included in the statement of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  The 12b-1 fees accrued by each Fund’s Class A shares for the year ended September 30, 2020 are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$—	$113,613,878	$—	$222,468,258
Cornerstone Fund	—	9,337,740	—	11,083,292

NOTE 7 – LINES OF CREDIT

The Partners Fund and the Cornerstone Fund have uncommitted lines of credit in the amount of $60,000,000 and $4,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2020, the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $120,339, a weighted average interest rate of 3.38%, paid interest expense of $4,130 and had a maximum amount outstanding of $23,735,000.

At September 30, 2020, the Funds had no outstanding loan amounts.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the years ended September 30, 2020 and September 30, 2019 was as follows:

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Partners Fund
Ordinary income	$6,473,656	$14,755,493
Long-term capital gains	—	47,289,094

	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
Cornerstone Fund
Ordinary income	$369,107	$481,788
Long-term capital gains	873,500	871,689

As of September 30, 2020, the components of capital on a tax basis were as follows:

	Partners Fund	Cornerstone Fund
Cost of investments (a)	$205,651,081	$22,558,144
Gross unrealized appreciation	36,535,276	3,276,255
Gross unrealized depreciation	(32,616,563)	(3,187,267)
Net unrealized appreciation (a)	3,918,713	88,988
Undistributed ordinary income	5,807,713	472,669
Undistributed long-term capital gains	—	—
Total distributable earnings	5,807,713	472,669
Other accumulated gains/(losses)	(1,288,915)	(320,485)
Total accumulated earnings/(losses)	$8,437,511	$241,172

(a)
The difference between book-basis and tax-basis cost and net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

At September 30, 2020, the Partners Fund and the Cornerstone Fund had short-term capital loss carryforwards of $1,288,915 and $320,485, respectively.  These capital losses may be carried forward indefinitely to offset future gains.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Market and Regulatory Risk – Events in the financial markets and economy may cause volatility and uncertainty and adversely impact the Funds’ performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Funds’ investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Value-Style Investing Risk (Both Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (Both Funds) – The following risks are associated with the Funds’ investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk. The Funds’ investments in fixed income securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk.  Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2020, Continued

are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Both Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of September 30, 2020:

Fund	Shareholder	Percent of Shares Held
Cornerstone Fund	Charles Schwab & Co.	36.06%
	Pershing	27.82%

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Poplar Forest Partners Fund
Poplar Forest Cornerstone Fund
and Board of Directors
of Advisors Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund and the Poplar Forest Cornerstone Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, Continued

financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2020

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2020 (Unaudited)

For the year ended September 30, 2020, the Partners Fund and the Cornerstone Fund designated $6,473,656 and $369,107, respectively, as ordinary income for purposes of the dividends paid deduction. For the year ended September 30, 2020, the Partners Fund and the Cornerstone Fund designated $0 and $873,500, respectively, as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund and the Cornerstone Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the Partners Fund and the Cornerstone Fund, the percentage of dividends declared from net investment income designated as qualified dividend income for the year ended September 30, 2020 was 100% and 100%, respectively.

For corporate shareholders in the Partners Fund and Cornerstone Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2020 was 100% and 100%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Partners Fund and Cornerstone Fund was 0% and 0%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT.  The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov.  Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-877-522-8860.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 74)		term;	Gamma Delta Housing		Advisors
615 E. Michigan Street		since	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		March	housing management)		(for series not
		2014.	(2012 to July 2019);		affiliated with
			Trustee and Chair		the Funds).
(2000 to 2012), New
Covenant Mutual Funds
(1999 to 2012); Director
and Board Member,
Alpha Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	2	Trustee,
(age 60)		term;	Business Development		Advisors
615 E. Michigan Street		since	Ballast Equity		Series Trust
Milwaukee, WI 53202		March	Management, LLC		(for series not
		2017.	(a privately-held		affiliated with
			investment advisory		the Funds).
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory
firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 73)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC		(for series not
		2008.	and its predecessors		affiliated with
			(May 1991 to July 2017).		the Funds).

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Raymond B. Woolson	Chairman	Indefinite	President, Apogee	2	Trustee,
(age 61)	of the	term;	Group, Inc. (financial		Advisors
615 E. Michigan Street	Board	since	consulting firm) (1998		Series Trust
Milwaukee, WI 53202		January	to present).		(for series not
		2020.			affiliated with
the Funds);
	Trustee	Indefinite			Independent
		term;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
19 portfolios),
DoubleLine
Opportunistic
Credit Fund,
DoubleLine
Selective
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010
to present.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 51)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 59)	President,	term;	U.S. Bank Global Fund Services (October 1998
615 E. Michigan Street	Treasurer	since	to present).
Milwaukee, WI 53202	and	December
	Principal	2007.
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 49)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 38)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 63)	President,	term;	Services and Vice President, U.S. Bank N.A.
615 E. Michigan Street	Chief	since	(February 2008 to present).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 52)	President	term; since	Services (July 2007 to present).
2020 East Financial	and	September
Way, Suite 100	Secretary	2019.
Glendora, CA 91741

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Poplar Forest Funds Annual Report, September 2020

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Poplar Forest Funds Annual Report, September 2020

(This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$37,800	$37,800
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	$6,000	$6,000

Item 5. Audit Committee of Listed Registrants.

(a)   Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)    Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  12/9/20

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/
Principal Financial Officer

Date 12/9/20

* Print the name and title of each signing officer under his or her signature.